Exhibit 99.1

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS
CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660
JUDGE: DOUGLAS O. TICE JR.

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: March 8, 2010 To April 4, 2010

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7A) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/S/ J.P. CAUSEY JR.	EXECUTIVE VICE PRESIDENT
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

J.P. CAUSEY JR.	APRIL 9, 2010
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/S/ KATHRYN L. TYLER	CONTROLLER
ORIGINAL SIGNATURE OF PREPARER	TITLE

KATHRYN L. TYLER	APRIL 9, 2010
PRINTED NAME OF PREPARER	DATE

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-1

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

BALANCE SHEET

	2/7/2010	3/7/2010	4/4/2010

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$8,599,090	$8,795,160	$8,361,773
Accounts receivable [1]	2,002,252	1,997,864	2,001,914
Inventories	—	—	—
Prepaid expenses and other current assets	99,423	90,962	106,380
Income taxes receivable	2,634,783	2,634,783	2,634,783

TOTAL CURRENT ASSETS	13,335,548	13,518,769	13,104,850

Gross property, plant and equipment:	—	—	—
Less accumulated depreciation	—	—	—

Net property, plant and equipment	—	—	—

Investment	2,382,847	2,351,395	2,333,752
Net Intercompany receivable	—	—	—
Other assets	27,798,182	27,798,182	27,798,182

TOTAL ASSETS	43,516,577	43,668,346	43,236,784

CURRENT LIABILITIES
Accounts payable	2,216	10,724	—
Accrued expenses	665,034	634,230	366,045

TOTAL CURRENT LIABILITIES	667,250	644,954	366,045

LIABILITIES NOT SUBJECT TO COMPROMISE	667,250	644,954	366,045

LIABILITIES SUBJECT TO COMPROMISE[2]	420,194,283	420,327,091	420,440,579

STOCKHOLDERS’ EQUITY
Common stock	20,238,486	20,238,486	20,238,486
Additional paid-in capital	98,740,698	98,740,698	98,740,698
Accumulated other comprehensive income (loss)	(2,484,470)	(2,484,470)	(2,484,470)
Retained earnings	(493,839,670)	(493,798,413)	(494,064,554)

TOTAL STOCKHOLDERS’ EQUITY	(377,344,956)	(377,303,699)	(377,569,840)

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	$43,516,577	$43,668,346	$43,236,784

1.	Accounts receivable include $2,002,252, $1,997,864 and $2,001,914 of non trade receivables, deposits, advances and other miscellaneous receivables for January, February and March, respectively.
2.	Beginning with the period ended 3/7/2010 the company is no longer accruing interest on its pre-petition debt. In addition, pre-petition debt denominated in foreign currencies is no longer being revalued for changes in foreign exchange rates. Pre-petition debt and accrued interest in GBP is valued at 1.5667 GBP to 1 USD and Pre-petition debt and accrued interest in Euros is valued at 1.3683 Euro to 1 USD.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-2

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

INCOME STATEMENT

	2/7/2010	3/7/2010	4/4/2010

Net sales	$—	$—	$—
Cost of products sold	—	—	—
Selling, general and administrative expenses	140,708	103,795	132,764
Gain (loss) on foreign currency translation[1]	12,130,808	—	—
Other income (loss), net	—	303,333	—

Operating loss	11,990,100	199,538	(132,764)

Loss on divestiture	—	—	—
Reorganization costs and other financing costs	10,159	5,371	(21,570)
Interest expense, net[1]	2,267,948	(2,615)	(2,921)

Loss from continuing operations	9,711,993	196,782	(108,273)

Intercompany income, net	—	—	—

Loss from continuing operations before taxes	9,711,993	196,782	(108,273)

Tax expense	(68,822)	3,181	4,716

Loss before discontinued operations	9,780,815	193,601	(112,989)

Loss (income) from discontinued operations, net of tax	(54,287)	152,344	153,152

Net (loss) income	$9,835,102	$41,257	$(266,141)

1.	Beginning with the period ended 3/7/2010 the company is no longer accruing interest on its pre-petition debt. In addition, pre-petition debt denominated in foreign currencies is no longer being revalued for changes in foreign exchange rates.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-3

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

CASH RECEIPTS AND DISBURSEMENTS

	2/7/2010	3/7/2010	4/4/2010

Operating activities:
Net loss	$9,835,102	$9,876,359	$9,610,218
Depreciation and amortization	—	—	—
Changes in operating assets and liabilities, net of acquisitions and dispositions:
Accounts receivable, net	(7,225)	(2,838)	(6,888)
Inventories	—	—	—
Other assets	(99,423)	(90,962)	(106,380)
Accounts payable and accrued expenses	(198,076)	(211,636)	(482,648)
Income taxes payable	82,722	238,247	394,580
Loss on divestiture	—	—	—
Loss on sale of fixed assets	—	—	—
Other	(10,244,352)	(10,244,352)	(10,277,451)

Net cash provided by operating activities	(631,252)	(435,182)	(868,569)

Investing activities:
Purchases of property, plant and equipment	—	—	—
Divestitures	—	—	—
Proceeds from sales of property, plant and equipment	—	—	—
Other	—	—	—

Net cash (used in) provided by investing activities	—	—	—

Financing activities:
Net borrowings on credit lines	—	—	—
Payments on long-term debt	—	—	—
Proceeds from long-term debt	—	—	—
Intercompany	—	—	—
Other	—	—	—

Net cash provided by (used in) financing activities	—	—	—

Effect of foreign exchange rate changes on cash and cash equivalents	—	—	—

Increase (decrease) in cash and cash equivalents	(631,252)	(435,182)	(868,569)

Cash and cash equivalents at beginning of Year	9,230,342	9,230,342	9,230,342

Cash and cash equivalents at end of Period	$8,599,090	$8,795,160	$8,361,773

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-4

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

			MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING[1]		SCHEDULE AMOUNT	DECEMBER 2009	JANUARY 2009	FEBRUARY 2009
1.	0-30		$—	$—	$—
2.	31-60		—	—	—
3.	61-90		—	—	—
4.	91+		—	—	—
5.	TOTAL ACCOUNTS RECEIVABLE		$—	$—	$—
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)		$—	$—	$—

1.	Does not include deposits/advances which are included in the balance sheet and miscellaneous receivables not recorded under the AR sub ledger.

Following the sale on 4/30/2009 the debtors have no trade receivables.

AGING OF POSTPETITION TAXES AND PAYABLES			MONTH:	3/8/10-4/4/10

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$—	$—	$—	$—	$—
2.	STATE	—	—	—	—	—
3.	LOCAL	—	—	—	—	—
4.	OTHER (ATTACH LIST)	—	—	—	—	—
5.	TOTAL TAXES PAYABLE	$—	$—	$—	$—	$—

6.	ACCOUNTS PAYABLE	$—	$—	$—	$—	$—

STATUS OF POSTPETITION TAXES			MONTH:	3/8/10-4/4/10

FEDERAL		BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1.	WITHHOLDING**	$—	$13,107	$13,107	—
2.	FICA-EMPLOYEE**	—	3,484	3,484	—
3.	FICA-EMPLOYER**	—	3,484	3,484	—
4.	UNEMPLOYMENT	—	—	—	—
5.	INCOME	—	—	—	—
6.	OTHER (ATTACH LIST) franchise taxes	—	1,540	1,540	—
7.	TOTAL FEDERAL TAXES	$—	$21,615	$21,615	$—
STATE AND LOCAL
8.	WITHHOLDING	$—	$2,472	$2,472	—
9.	SALES	—	—	—	—
10.	EXCISE	—	—	—	—
11.	UNEMPLOYMENT	—	—	—	—
12.	REAL PROPERTY	—	—	—	—
13.	PERSONAL PROPERTY	—	—	—	—
14.	OTHER	—	—	—	—
15.	TOTAL STATE & LOCAL	$—	$2,472	$2,472	$—
16.	TOTAL TAXES	$—	$24,087	$24,087	$—

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-5

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS						MONTH:	3/8/10-4/4/10

A. BANK:		Wachovia	Wachovia	Wachovia	Wachovia	Wachovia	Wachovia
B. ACCOUNT NUMBER:		2000044344937	2000044344953	2000049760707	2000042096355	2000042096368	2000028428497	TOTAL
C. PURPOSE (TYPE):		Money Market	Money Market	Money Market	Deposit/Wdrwl	Deposit/Wdrwl	Deposit/Wdrwl
1.	BALANCE PER BANK STATEMENT	$5,099,743	$1,321,084	$1,536,716	$248,609	$375,734	$5,617	$8,587,503
2.	ADD: TOTAL DEPOSITS NOT CREDITED							—
3.	SUBTRACT: OUTSTANDING CHECKS			(33,100)	(193,006)			(226,106)
4.	OTHER RECONCILING ITEMS				—			—
5.	MONTH END BALANCE PER BOOKS	5,099,743	1,321,084	1,503,616	55,603	375,734	5,617	8,361,397
6.	NUMBER OF LAST CHECK WRITTEN	N/A	N/A	N/A	N/A	N/A	N/A	N/A

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER						DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS								—

CASH

12.	CURRENCY ON HAND								$376

13.	TOTAL CASH - END OF MONTH								$8,361,773

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-6

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660	MONTH: 3/8/10-4/4/10

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.		See Appendix A
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$—	$—

PROFESSIONALS
NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	Alvarez & Marsal				$637,635
2.	FTI Consulting				61,845
3.	Goldman Sachs				4,142,218
4.	Gordian Group LLC				482,214
5.	Greenberg Traurig, LLP	3/1/2010	3,953	3,953	1,146,175	24,032
6.	Hammonds				117,048
7.	Hunton & Williams	3/31/2010	29,931	29,931	2,323,011	40,017
8.	Ivins, Phillips, & Barker	3/11/10, 3/19/10	168,902	168,902	775,637	186,633
9.	Kekst & Company				7,513
10.	Kurtzman Carson Consultants			7,570	478,852	8,000
11.	Lowenstein & Sandler PC				25,176	1,327
12.	Tavenner & Beran	3/23/2010	23,464	23,464	54,920	30,000
13.	Quarles & Brady **	2/24/10, 3/31/10	820,132	33,099	2,097,532	851,237
	TOTAL PAYMENTS TO PROFESSIONALS		$1,046,382	$266,919	$12,349,775	$1,141,246

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED. INCURRED FEES ARE MANAGEMENT ESTIMATES.
**	$354,049 paid by insurance

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
2.	James Center Property LLC	3,000	3,000	—
3.	Ikon Leasing	798	798	—
3.	Lanier Parking Solutions	299	299	—
	TOTAL	$4,097	$4,097	$—

CASE NAME: CANAL CORPORATION	APPENDIX A APPENDIX A

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

PAYMENTS TO INSIDERS AND PROFESSIONALS

MONTH: 3/8/10-4/4/10

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

			INSIDERS
			2010
NAME		TYPE OF PAYMENT	Jan Amount Paid	Feb Amount Paid	March Amount Paid	TOTAL PAID TO DATE
1.	Alvarez & Marsal	Professional	$—	$—	$—	637,636
2.	Buchan, Brian J	BOD Fees	—	—	—	14,494
3.	Causey Jr, John Paul	Payroll	24,333	24,333	24,333	328,497
4.	Causey Jr, John Paul	Expense Reimb	—	—	—	8,241
5.	Decaluwe, Rafael C	BOD Fees	—	—	—	30,365
6.	Fell, Sir David	BOD Fees	25,948	1,260	7,000	130,454
7.	Formacek, Candace C.	Payroll	—	—	—	69,375
8.	Formacek, Candace C.	Expense Reimb	—	—	—	2,905
9.	Fowden, Jerry	BOD Fees	—	—	—	10,705
10.	FTI Consulting	Professional	—	—	—	61,845
11.	Goldman Sachs	Professional	—	—	—	4,142,218
12.	Gordian Group	Professional	—	—	—	482,214
13.	Greenberg Traurig	Professional	—	2,667	3,953	1,146,175
14.	Hammonds LLP	Professional	—	—	—	117,048
15.	Hellyar, Mary Jane	BOD Fees	—	—	—	18,071
16.	Henderson, Thomas	Expense Reimb	—	—	—	9,658
17.	Henderson, Thomas M	Payroll	—	—	—	75,000
18.	Henfling, Robin	Payroll	—	—	—	94,386
19.	Henfling, Robin	Expense Reimb	—	—	—	8,231
20.	Hockett, Vincent W.	Payroll	—	—	—	99,375
21.	Hockett, Vincent W.	Expense Reimb	—	—	—	2,455
22.	Hunton & Williams LLP	Professional	35,491	59,416	29,931	2,323,011
23.	Ivins, Phillips & Baker	Professional	212,775	—	168,902	775,637
24.	Kekst & Company	Professional	—	—	—	7,513
25.	Kohut, Andrew J	Payroll	—	—	—	211,993
26.	Kohut, Andrew J	Expense Reimb	—	—	—	1,189
27.	Kohut, Andrew J	BOD Fees	8,000	1,800	3,750	25,150
28.	Lowenstein Sandler PC	Professional	—	—	—	25,176
29.	Kurtzman Carson Consultants	Professional	10,002	6,835	7,570	478,852
30.	McKeough, John	Expense Reimb	—	—	—	16,030
31.	Mckeough, John P.	Payroll	—	—	—	66,298
32.	Mostrom, Joel K.	Payroll	—	—	—	128,244
33.	Mostrom, Joel K.	Expense Reimb	—	—	—	1,862
34.	Naftzger, Christopher	Payroll	—	—	—	77,076
35.	Naftzger, Christopher	Expense Reimb	—	—	—	2,671
36.	Petit, Henri	BOD Fees	6,650	1,260	2,625	37,085
37.	Quarles & Brady	Professional	109,913	—	33,099	2,097,532
38.	Rosenblum, DR. John W.	BOD Fees	9,500	—	3,750	61,550
39.	Swade, Terry A.	Payroll	—	—	—	38,625
40.	Swade, Terry A.	Expense Reimb	—	—	—	490
41.	Tavenner & Beran	Professional	—	—	23,464	54,920
42.	Thelander, Beverly L.	BOD Fees /Exp	10,500	—	3,750	66,373
43.	Turley, Troy	Expense Reimb	—	—	—	11,302
44.	Turley, Troy L.	Payroll	—	—	—	60,553
45.	Winter, David A	Payroll	—	—	—	72,402
46.	Winter, David A	Expense Reimb	—	—	—	251
	TOTAL PAYMENTS TO INSIDERS		$453,112	$97,571	$312,127	$14,131,133

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-7

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660	MONTH: 3/8/10-4/4/10

QUESTIONNAIRE

		YES	NO

1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X

2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X

3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X

4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X

5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X

6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X

7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X

8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X

9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X

10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X

11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X

12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-7a

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660	MONTH: 3/8/10-4/4/10

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

MONTH ENDING: March 8, 2010 To April 4, 2010

INSURANCE SCHEDULE

Type	Carrier/Agent	Period Covered	Payment Amount	Frequency
General Liability	Century Surety Company	4/15/09-4/15/10	$6,372	Paid at Inception
General Liability	Century Surety Company	4/15/09-4/15/10	$1,943	Paid at Inception
Commercial Property	The Harford	4/24/10-4/24/11	$6,392	Paid at Inception
Primary Directors & Officers Liability Insurance	National Union Fire Insurance Company of Pittsburgh (AIG)	1/1/10-1/1/11	$50,000	Paid at Inception
Excess Directors and Officers Liability	Ace American Insurance Company	1/1/10-1/1/11	$25,000	Paid at Inception
Directors and Officers Liability Excess DIC Policy	Ace American Insurance Company	1/1/10-1/1/11	$20,000	Paid at Inception
Fiduciary Liability	National Union Fire Insurance Company of Pittsburgh (AIG)	1/1/10-1/1/11	$15,000	Paid at Inception
Employed Lawyers Liability (policy period ammendment)	Chartis Specialty Insurance Company	1/1/10-1/1/14	$16,752	Paid at Inception
US Workers Compensation	Twin City Fire Insurance Company	5/1/10-5/1/11	$1,052	Paid at Inception
Natural Resources Liability and Clean-Up	American International Specialty Lines Insurance Company	12/31/00-12/31/20	$6,500,000	Paid at Inception